UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2010

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32877 (Commission File Number)	13-4172551 (IRS Employer Identification No.)

2000 Purchase Street Purchase, New York (Address of principal executive offices)	10577 (Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 4, 2010, MasterCard Incorporated issued a press release announcing that its principal operating subsidiary, MasterCard International Incorporated (“MasterCard”), had entered into a settlement with the U.S. Department of Justice (the “DOJ”) pursuant to a Consent Decree (subject to review and approval by the Court) with respect to the DOJ’s investigation into MasterCard’s acceptance rules and procedures. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release issued by MasterCard Incorporated, dated October 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: October 4, 2010	By	/s/ NOAH J. HANFT
Noah J. Hanft General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued by MasterCard Incorporated, dated October 4, 2010.

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